UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 5, 2003

Viador, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27741	94-3234636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

977 Benecia Avenue, Sunnyvale, California	94085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (408) 735-5956

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

Attached as Exhibit 99.1 is the certification of Stan X. Wang, our President and Chief Executive Officer, and Paul C. Vilandre, our Interim Principal Financial and Accounting Officer, under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the “Certification”). The Certification accompanied as correspondence to the Securities and Exchange Commission the filing of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 on February 5, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viador, Inc.
(Registrant)

February 5, 2003	/s/ Stan X. Wang
Date	Stan X. Wang Chief Executive Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1

Certification of Stan X. Wang, Chief Executive Officer, and Paul C. Vilandre, Interim Principal Financial and Accounting Officer, of Viador, Inc., dated February 5, 2003, relating to the quarterly report of Viador, Inc. on Form 10-Q for the quarterly period ending September 30, 2002.